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                                                                    Exhibit 99.5

                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (the "Agreement"), dated as of March 20, 2003 by and among Bruce Gladstone, an individual residing at 3937 Sumac Drive, Sherman Oaks, California 91403 ("Gladstone"), Michael Blakey, an individual residing at 5070 Parkway Calabasas, Calabasas , California 91302 ("Blakey" and together with Gladstone, the "Sellers"), and Big Interactive Group, LLC, a Delaware limited liability company, with its principal place of business located at 324 North Diamond Bar Boulevard, Diamond Bar, California 91765(the "Purchaser").

                                    RECITALS

     WHEREAS, the Sellers collectively own 85,579,160 shares of common stock (the "Shares") of 2KSounds Corporation, a Nevada corporation (the "Company");

     WHEREAS, the Company is in the business of recording, publishing and distributing music; and

     WHEREAS, the Purchaser wishes to purchase from the Sellers and the Sellers wish to sell to the Purchaser the Shares on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Purchase and Sale.

     (a) The Sale of Shares. Upon the execution of this Agreement, the Sellers shall sell, assign and transfer to the Purchaser and the Purchaser shall purchase, accept and acquire the number of Shares set forth opposite each Seller's name on Schedule 1(a) attached hereto, in consideration of the Purchase Price (as defined hereafter). The date of execution of this Agreement shall be referred to as the "Closing Date."

     (b) Purchase Price. The aggregate purchase price for the Shares is $171,158.28, which shall be paid as follows:

          (i) Upon the execution of this Agreement, the Purchaser shall issue to each of Gladstone and Blakey two promissory notes in the principal amounts of $57,052.76 and $28,526.38, respectively, in the form of Exhibit A attached hereto (the "Share Notes"). The Share Notes shall be for a term of 12 months from the Closing Date and shall bear simple interest at the rate of 6% per annum. Interest on the Share Notes shall be payable on a monthly basis and principal shall be due and payable at maturity. Payment of the Share Notes shall be personally guaranteed by Carl Harris ("Harris") pursuant to the form of guaranty attached as an exhibit to the Share Notes. In the event all of the promissory notes issued by the Company and the Purchaser pursuant to the transactions contemplated by the Subscription Agreement by and among the Purchaser and the Company of even date herewith and all of the promissory notes issued by the Purchaser pursuant to the transactions

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contemplated by this Agreement (collectively, the "Notes") are repaid within six months of the Closing Date, the principal amount due under each of the Notes shall be reduced by 10%.

     (c) Delivery of the Shares and Issuance of the Share Notes. Upon the execution of this Agreement, the Sellers shall deliver to the Purchaser certificates representing the Shares which share certificates shall have been duly endorsed in blank for transfer or accompanied by duly executed stock powers. Upon the execution of this Agreement, the Purchaser shall deliver duly executed original copies of the Share Notes to each of Gladstone and Blakey.

2. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to, and covenants with the Sellers as follows:

     (a) The Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The Purchaser has the power to execute and deliver this Agreement and the Share Notes and to consummate the transactions contemplated hereby and thereby. This Agreement and the Share Notes constitute valid and binding obligations of the Purchaser, enforceable against it in accordance with their terms.

     (c) The Purchaser is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein.

     (d) The Purchaser is familiar with the business operations and financial affairs of the Company and acknowledges that the Company files periodic reports with the Securities and Exchange Commission ("SEC"), which reports are generally available to the public. The Purchaser has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the business prospects and financial condition of the Company, and to obtain any additional information required by the Purchaser, to the extent available. As of the date hereof, the Purchaser has received from the Company all the information that the Purchaser has requested and considers necessary or appropriate for deciding whether to purchase the Shares.

     (e) The Purchaser believes that the purchase of the Shares and an investment in the Company is suitable for the Purchaser based upon the Purchaser's investment objectives and financial needs. The Purchaser: (i) has adequate means of providing for the Purchaser's current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Purchaser's net worth, and the Purchaser's purchase of the Shares will not cause such overall commitment to become excessive.

     (f) The Purchaser, in reaching a decision to purchase the Shares, has knowledge and experience in financial and business matters, is capable of reading and interpreting financial

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statements and evaluating the merits and risk of purchasing the Shares, and has the net worth to undertake such risks.

     (g) The Purchaser has obtained, to the extent the Purchaser deems necessary, the Purchaser's own personal professional advice with respect to the risks inherent in purchasing the Shares and the suitability of purchasing the Shares in light of the Purchaser's financial condition and investment needs.

     (h) The representations made by the Purchaser herein are true, complete and correct in all respects as of the date hereof.

     (i) The Purchaser acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or qualified under any applicable state securities laws or regulations and that the Shares are being offered in reliance upon exemptions from the registration requirements of the Act and such laws and regulations. The Purchaser understands that the Shares are "restricted securities" under the Act and that, as such, the Shares may not be resold without registration under the Act and applicable state securities laws or an applicable exemption therefrom.

     (j) Harris is the sole member of the Purchaser and is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Act.

     (k) The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Act.

     (l) The Purchaser is purchasing the Shares solely for the Purchaser's own account, for investment only, and the Shares are not being purchased for the account of any other person or entity and not with a view to or for sale in connection with any distribution of all or any part of the Shares. The Purchaser has no contract, undertaking, agreement or arrangement with any person or entity to sell, distribute, pledge or transfer to any person or entity all or any portion of the Shares, and the Purchaser has no present plan to enter into any such contract, undertaking, agreement or arrangement.

3. Understandings and Acknowledgments of the Purchaser. The Purchaser understands and acknowledges the following:

     (a) The Purchaser recognizes that an investment in the Shares involves a high degree of risk and is subject to a number of risk factors, including, but not limited to, the risk factors set forth in the Company's filings of periodic reports with the SEC.

     (b) The Purchaser understands and acknowledges that 2KSounds, Inc., a wholly-owned subsidiary of the Company ("2KSounds Subsidiary"), and certain of the Company's former and current officers and directors are defendants in a lawsuit brought by certain shareholders of the Company (Matt Knudstrup, Daniel Cimino, Aaron and Lisa Tyler and Mark Lytwyn v. 2KSounds, Inc., Lord John Guidon, Michael Blakey, Bruce Gladstone, et. al.) pursuant to which the plaintiffs seek damages in excess of $3,500,000 claiming a breach of fiduciary duty by the named officers and

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directors and the improper determination of the value of dissenting shares with respect to the merger of 2KSounds Subsidiary with and into a subsidiary of the Company. The Purchaser further understands and acknowledges that a judgment against 2KSounds Subsidiary and the named officers and directors in such lawsuit would have a material adverse effect on the Company's business, financial condition and operations.

     (c) The Purchaser understands and acknowledges that 2KSounds Subsidiary is a defendant in a lawsuit brought by Masters Investors Associates, Ltd. (Masters Investors Associates, Ltd. v. 2KSounds, Inc.) for breach of the implied covenant of good faith and fair dealing in connection with the exploitation of the "Patsy Cline Duets" Album.

     (d) The Purchaser understands and acknowledges that the Company and certain of the Company's officers and shareholders have been threatened with litigation by J. Michael Nixon ("Nixon"), a former director of the Company, for claims of fraud arising from Nixon's investment in the Company.

     (e) The Purchaser understands and acknowledges that the Company is a plaintiff in an action pending in Los Angeles Superior Court against Virgin Records America (2Ksounds Corporation v. Virgin Records America) for breach of contract and fraud arising from Virgin's failure to return to the Company certain master recordings of Brooke Allison.

     (f) The Purchaser understands and acknowledges that the Company filed a claim against Lord John Guidon ("Guidon"), the Company's former Chief Executive Officer and Chief Financial Officer and a current director, for damages arising from the breach of the Credit Facility Agreement between the Company and Guidon pursuant to which Guidon was obligated to loan $700,000 to the Company. On February 27, 2003, the Company dismissed the lawsuit without prejudice.

     (g) The Purchaser understands and acknowledges that on January 9, 2003, the Company terminated the employment of Guidon for cause, and that there can be no assurance that Guidon will not bring a wrongful termination claim against the Company.

     (h) The Purchaser understands and acknowledges that the Company has, as of February 28, 2003, an accumulated deficit of approximately $6,459,434 (based on unaudited financial statements), and losses, for the year ended December 31, 2002, of approximately $4,453,843 (based on unaudtied financial statements) and that there can be no assurance that the Company will be able to generate revenues in the future. The Purchaser further understands and acknowledges that as of the Closing Date, the Company will have approximately $144,460 in cash or cash equivalents, of which $55,133.27 is required to be set aside to secure the payment of the Company's commercial lease.

     (i) The Purchaser understands and acknowledges that the Sellers make no representations or warranties to the Purchaser other than those representations and warranties made by the Sellers in Section 6 of this Agreement.

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4.   Indemnification by the Purchaser. The Purchaser shall indemnify and hold harmless each of the Sellers and their assigns from and against all losses, damages, liabilities and actual expenses (including, without limitation, reasonable attorneys' fees), as and when incurred, due to or arising out of, in whole or in part, any breach of any representation or warranty made by the Purchaser set forth herein or arising out of the resale or distribution by the Purchaser of the Shares, or any portion thereof, in violation of the Act or any applicable state securities laws or arising out of or in connection with the transactions contemplated by this Agreement; provided that such breach does not arise out of or result from a breach of the Sellers' representations, warranties or covenants set forth herein.

5. Indemnification by the Sellers. The Sellers shall jointly and severally indemnify and hold harmless each of the Purchaser and the Company, and their respective employees, officers, directors, affiliates, agents, successors and assigns from and against all losses, damages, liabilities and actual expenses (including, without limitation, reasonable attorneys' fees), as and when incurred, due to or arising out of, in whole or in part, any breach of any representation, warranty or covenant made by the Sellers set forth herein; provided that such breach does not arise out of or result from a breach of the Purchaser's representations, warranties or covenants set forth herein.

6. Representations and Warranties of the Sellers. The Sellers hereby represent and warrant, and covenant with the Purchaser as follows:

     (a) Each of the Sellers has the power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of each of the Sellers, enforceable against each of them in accordance with its terms.

     (b) Each of the Sellers (i) is the sole and beneficial owner of their respective amount of Shares, (ii) has the exclusive right to dispose of their Shares as herein provided and such disposition will not violate, contravene, breach or offend against or result in any default under any indenture, mortgage, lease, agreement, instrument, decree or law to which the Sellers or by which the Sellers are bound or affected, (iii) is the holder of record of their Shares, free and clear of encumbrances or rights of others (other than the rights of the Purchaser hereunder) and no person (other than the Purchaser hereunder) has any agreement, option or any rights capable of becoming an agreement or option for the acquisition of the Shares, and (iv) upon transfer to the Purchaser of certificates representing such Shares, the Purchaser shall receive full title to the Shares free and clear of all encumbrances.

     (c) Except as set forth in this Agreement, to the knowledge of Sellers, there is no suit, action or proceeding pending, threatened or appealable against the Company (or, to the knowledge of the Sellers, pending, threatened or appealable against any of the current or former officers, directors or employees of the Company with respect to their activities in such capacities) before any court, arbitrator, or before any governmental department, commission, board, agency, or instrumentality that seeks (A) more than $10,000 in monetary damages, or (B) any material injunctive relief, and the Company has not received any written notice that any such suit, action or proceeding is threatened. The Company (i) is not subject to any judgment, order or decree of any court, arbitrator, or governmental entity, and (ii) has not received any written opinion or memorandum or legal advice from their legal counsel to the effect that the Company is exposed, from a legal standpoint, to any

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liability which would be material to the Company's business.

     (d) The representations made by the Sellers herein are true, complete and correct in all respects as of the date hereof.

7. SEC Filings; Preparation of Audited Financials. After the Closing Date, the Sellers agree to cooperate with Purchaser and the Company in connection with the preparation of filings (including signing such filings, as required) as required under the Act and or the Securities Exchange Act of 1934, including the preparation and filing of the Company's Form 10-K for the fiscal year ended December 31, 2002. The Sellers agree to cooperate with the Purchaser and the Company in connection with the preparation of the Company's audited balance sheet as of December 31, 2002. The Sellers further agree to cooperate with Purchaser and the Company regarding the preparation and filing of any filings required in connection with the transactions contemplated hereby, including, if necessary, the filing of a form 8-K.

8. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

9. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative, and shall be in addition to every other remedy given hereunder, under any of the agreements referred to herein or now or hereafter existing at law or in equity or by statute or otherwise. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or any of the agreements and documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

10. Irrevocability; Assignability. This Agreement is irrevocable and may not be withdrawn, and upon the signing of this Agreement, the Purchaser is obligated to purchase the Shares from the Sellers for the amount of consideration set forth above. The Purchaser shall not assign this Agreement or any of the Purchaser's rights or delegate any of the Purchaser's obligations under this Agreement without the prior written consent of the Sellers, which consent will not be unreasonably withheld or delayed.

11. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties. This Agreement may not be amended except by written agreement executed by the parties hereto.

12. Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

13. Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which, when taken together, shall constitute one and the same instrument. The

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instrument may be executed by facsimile, and upon such execution, shall have the same force and effect as an original.

                       [Signatures on the following page]

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     IN WITNESS WHEREOF, the undersigned do hereby execute this Common Stock
Purchase Agreement as of the date and year first set forth above.

THE SELLERS:

BRUCE GLADSTONE                             MICHAEL BLAKEY


By:  /s/ Bruce Gladstone                    By: /s/ Michael Blakey
     ----------------------------              ----------------------------

THE PURCHASER:

BIG INTERACTIVE GROUP, LLC


By: /s/ Carl Harris
   ------------------------------
   Carl Harris, Managing Member

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                                  Schedule 1(a)

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Shareholder                               Number of Shares of Common Stock
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Bruce Gladstone                           15,080,180
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Michael Blakey                            70,498,980
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